Exhibit 10(iii)

                       AMENDMENT TO COST SHARING AGREEMENT
                            (PARENT TO SUBSIDIARIES)

THIS AMENDMENT ("Amendment"), effective as of February 1, 2012 (the "Effective Date"), amends Cost Sharing Agreement (Subsidiaries to Parent) effective January 1, 2008 (the "Agreement"), by and between CUNA Mutual Insurance Society, now known as, CMFG LIFE INSURANCE COMPANY ("Parent") and its subsidiaries, and is entered into by Parent, Subsidiaries, CUNA Mutual Holding Company ("CM Holding") and CUNA Mutual Financial Group, Inc.("CM Financial").

WHEREAS, this Amendment is fully incorporated into the Agreement; capitalized terms used in this Amendment, and not otherwise defined herein, will have the meanings set forth in the Agreement; and

WHEREAS, Parent was reorganized into a mutual holding company structure in which CM Holding and its direct wholly-owned subsidiary, CM Financial were formed and Parent and Subsidiaries became the direct and indirect wholly-owned subsidiaries of CM Financial; and

WHEREAS, CM Financial and CM Holding wish to become parties to the Agreement;

NOW, THEREFORE, in consideration of the responsibilities respectively assumed by the parties under the terms and conditions of the Agreement, the parties hereto intending to be legally bound hereby agree that the provisions of this Addendum shall control the terms and conditions of the Agreement to the extent set forth herein:

      1. CM Holding and CM Financial each agree to become a party to the Agreement, each as a Subsidiary (as defined in the Agreement), and accept all applicable terms and conditions of the Agreement, and shall be bound by all of the obligations and entitled to the rights of a Subsidiary thereunder.

All other terms and conditions of the Agreement not materially affected by this Amendment shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

(C) CUNA Mutual Group. All Rights               CUNA Mutual Group Confidential
    Reserved.                          -1-      Information

IN WITNESS WHEREOF, the parties have caused this Amendment to the Cost Sharing Agreement (Parent to Subsidiaries) to be executed by their duly-authorized representatives on the Effective Date set forth above.

CMFG LIFE INSURANCE COMPANY                  CUNA MUTUAL HOLDING COMPANY

By: /s/ Chris Copeland                       By: /s/ Alastair Shore
    --------------------------                   --------------------------

Print Name: Chris Copeland                   Print Name: Alastair Shore
            --------------                               --------------

Title: VP, Corporate Treasurer               Title: EVP, Chief Financial Officer
       -----------------------                      ----------------------------

CUNA MUTUAL FINANCIAL GROUP, INC.

By: /s/ Andrew Michie
    --------------------------

Print Name: Andrew Michie
            -------------

Title: SVP, Chief Accounting Officer
       -----------------------------

(C) CUNA Mutual Group. All Rights               CUNA Mutual Group Confidential
    Reserved.                          -2-      Information

                             COST SHARING AGREEMENT
                            (PARENT TO SUBSIDIARIES)

THIS COST SHARING AGREEMENT (this "Agreement") is effective as of January 1, 2008 (the "Effective Date"), and replaces all previous Cost Sharing Agreements and Addendums, as amended and restated, between CUNA MUTUAL INSURANCE SOCIETY ("Parent") on behalf of itself and its subsidiaries not specifically a party to this Agreement and the following subsidiaries: CUMIS SPECIALTY INSURANCE COMPANY, INC., CUMIS INSURANCE SOCIETY, INC., MEMBERS LIFE INSURANCE COMPANY and CUNA MUTUAL GROUP HOLDINGS EUROPE, LTD. ("Hold Co" which shall, for purposes of this Agreement, include all current European subsidiaries of Hold Co and any future subsidiaries added to the European holding company structure). Hold Co makes and enters into this Agreement on its own behalf and on behalf of its subsidiaries and affiliates including, but not limited to, CUNA Mutual Group Services (Ireland) Limited.

All of the aforementioned subsidiaries, as well as the subsidiaries not specifically a party to this Agreement, shall individually be referred to herein as a "Subsidiary" and collectively be referred to herein as the "Subsidiaries." The Parent and Subsidiaries may sometimes be collectively referred to in this Agreement as the "Parties."

The Parties acknowledge that this Agreement is based on the following:

    A. Parent is a leader in providing insurance and services to credit unions around the world.

    B. Parent has been providing market access and personnel services to the Subsidiaries for years on the terms substantially similar to those set forth in this Agreement and the Parties desire to enter into this Agreement to renew their arrangements.

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

    1. OFFICE AND PERSONNEL SERVICES. Parent shall provide each Subsidiary with any service that Parent is performing for itself or is otherwise willing to perform for a Subsidiary, as requested or as necessary, for the operation of the Subsidiary including employee services, mail services, cafeteria services, office space, supplies and equipment.

    2. MARKET SERVICES. Parent shall perform various market development and enhancement services for the benefit of itself and the Subsidiaries as Parent deems desirable or necessary.

    3. COMPENSATION FOR SERVICES. Parent shall monthly allocate all costs, including overhead and employee support type costs, incurred in connection with its performance of services pursuant to this Agreement among itself and the Subsidiaries based upon a mutually agreed upon allocation method taking into account any appropriate time allocations, item allocations, number of employees, special studies and any other basis, Each Subsidiary shall pay Parent for its share of Parent's costs no more than forty-five (45) days after the end of the month in which such costs are incurred.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their authorized representatives.

CUNA MUTUAL INSURANCE SOCIETY            CUNA MUTUAL GROUP HOLDINGS EUROPE, LTD.
CUMIS INSURANCE SOCIETY, INC.
MEMBERS LIFE INSURANCE COMPANY
CUMIS SPECIALTY INSURANCE COMPANY, INC.

By: /s/ Steven P. Kuhn                   By: /s/ Michael R. Celichowski
    -----------------------------------      -----------------------------------
    Steven P. Kuhn, Assistant Treasurer      Michael R. Celichowski, Director

Date: 5/28/08                            Date: 5/22/2008
      ---------------------------------        ---------------------------------

(C) CUNA Mutual Group. All Rights               CUNA Mutual Group Confidential
    Reserved.                                   Information